EXHIBIT 24.1

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Electronic Sensor Technology, Inc., a Nevada corporation (the "Corporation"), hereby constitute and appoint Barry S. Howe and Philip Yee, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in their respective names as directors of the Corporation the Registration Statement on Form S-1 File No. 333-130900 to be filed with the United States Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the common stock, par value $.001 per share, of the Corporation to be offered thereunder, and the undersigned ratify and confirm all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.


Date: March 23, 2008                    By:          /s/ James H. Frey
                                            ------------------------------------
                                            James H. Frey, Chairman of the Board


Date: March 24, 2008                    By:       /s/ Rita Benoy Bushon
                                            ------------------------------------
                                               Rita Benoy Bushon, Director


Date: March 21, 2008                    By:       /s/ Francis H. Chang
                                            ------------------------------------
                                                Francis H. Chang, Director


Date: March 20, 2008                    By:        /s/ Barry S. Howe
                                            ------------------------------------
                                                 Barry S. Howe, Director


Date: March 20, 2008                    By:         /s/ Lewis Larson
                                            ------------------------------------
                                                 Lewis Larson, Director


Date: March 31, 2008                    By:           /s/ Teong Lim
                                            ------------------------------------
                                                  Teong C. Lim, Director


Date: March 24, 2008                    By:         /s/ James Wilburn
                                            ------------------------------------
                                                  James Wilburn, Director